Exhibit 32.1

CERTIFICATION
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(SUBSECTIONS (a) AND (b) OF SECTION 1350,
CHAPTER 63 OF TITLE 18, UNITED STATES CODE)

In connection with the Quarterly Report on Form 10-Q of Intermec, Inc. (the “Company”) for the period ended June 28, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Patrick J. Byrne, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Patrick J. Byrne
Patrick J. Byrne
Chief Executive Officer
July 30, 2009